Exhibit 99.3 Corporate Deck August 2025 © 2025 Invivyd, Inc. Invivyd®, the Invivyd logo, Pemgarda® and the Ribbon logo are registered trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners. 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, expectations about the COVID-19 landscape and impact on Americans; the belief that COVID-19 vaccines do not provide sufficient protection; the potential of monoclonal antibodies (mAbs) to robustly protect people from getting sick with COVID-19; the potential of PEMGARDA® (pemivibart) as a mAb for pre-exposure prophylaxis (PrEP) of COVID-19 in certain adults and adolescents with moderate-to-severe immune compromise; our plans, strategy and expectations related to the commercialization of PEMGARDA; the potential of VYD2311 as a high potency, long half life mAb with improved biophysical properties; our goals with respect to the target product profile of VYD2311 and expected advantages of VYD2311; estimates regarding the size of target patient populations and the potential market opportunity for our product candidates, as well as our market position; our research and clinical development efforts, including statements regarding initiation or completion of studies or trials, the time-frame during which results may become available, and the potential utility of generated data; our expectations regarding regulatory alignment with the U.S. Food and Drug Administration (FDA); the design of our proprietary platform to address evolution and broad medical need; the potential of our pipeline; our goals with respect to VYD25XY series mAbs and additional diseases and indications (e.g., RSV, measles, lyme); our business strategies and objectives, and ability to execute on them; our future prospects; future investments and anticipated R&D developments; our goal of near-term profitability; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: how long the emergency use authorization (EUA) granted by the FDA for PEMGARDA for COVID-19 PrEP in certain immunocompromised patients will remain in effect and whether such EUA is revised or revoked by the FDA; the ability to maintain a continued acceptable safety, tolerability and efficacy profile of any product candidate following regulatory authorization or approval; the success of the company’s in-house sales force, and company’s ability to maintain and expand sales, marketing and distribution capabilities to successfully commercialize PEMGARDA; changes in expected or existing competition; changes in the regulatory environment; the outcome of the company’s engagement with regulators; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways; uncertainties related to reaching agreement with FDA on the safety database size for the pivotal clinical trial of VYD2311 and full protocol review; the timing, progress and results of the company’s discovery, preclinical and clinical development activities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the predictability of clinical success of the company’s product candidates based on neutralizing activity in nonclinical studies; the risk that results of nonclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; the company’s reliance on third parties; potential variability in neutralizing activity of product candidates tested in different assays, such as pseudovirus assays and authentic assays; variability of results in models and methods used to predict activity against SARS-CoV-2 variants; whether the epitope that pemivibart and VYD2311 targets remains structurally intact; whether the company’s product candidates are able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; whether the company’s integrated technology platform is able to produce mAbs with broad and durable viral protection along with improved drug properties; the complexities of manufacturing mAb therapies, and availability of quantities of commercial product in the future, if authorized or approved; macroeconomic and political uncertainties; uncertainties regarding the company’s expectations, projections and estimates regarding future costs and expenses, future revenue, capital requirements, and the availability of and the need for additional financing; whether the company’s cash and cash equivalents are sufficient to support its operating plan for as long as anticipated; uncertainties regarding market acceptance, payor coverage and reimbursement, or future revenue generated by PEMGARDA; the company’s ability to realize the anticipated benefits of its term loan facility; the company’s ability to continue as a going concern; and whether the company has adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause the company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (SEC), and in the company’s other filings with the SEC, and in its future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and Invivyd undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. 2

AGENDA u COVID-19 Landscape and Opportunity Next Steps 3

COVID-19 IS THE MOST DAMAGING AND DEADLY OF PREVALENT RESPIRATORY VIRUSES COVID-19 is the leading cause of hospitalizations and death from respiratory viruses in the U.S. (2023-2024 data)* 1 Hospitalizations * Deaths* 2 COVID-19 460,000 45,200 3 INFLUENZA 272,000 9,900 4† RSV 179,000 ~6,000–10,000 COVID-19=coronavirus disease 2019; RSV=respiratory syncytial virus. *From Oct 1, 2023, through June 15, 2024; hospitalizations for all 3 viruses calculated based on 334.9 million U.S. Census Bureau estimate of U.S. population size and CDC reported rates of hospitalizations. RSV death data are an estimate from the CDC prior to the COVID-19 pandemic. † Estimate in adults aged ≥65 years prior to the COVID-19 pandemic. Mortality data for the 2023-2024 season are not currently available. References: 1. CDC. RESP-NET. Accessed July 8, 2024. 2. CDC. COVID Data Tracker. Accessed July 8, 2024. 3. CDC. FluView. Accessed July 8, 2024. 4. CDC. Readout of Advisory Committee on Immunization Practices Meeting Held June 26 – 28, 2024. Accessed July 8, 2024. 4

COVID-”19”: AN ONGOING HEALTH CRISIS STILL MAKING HEADLINES YEAR AFTER YEAR 2025 2021 2022–2023 2024 COVID-19 cases are rising in these states amid summer wave, CDC data shows January 10, 2024 July 21, 2025 July 2, 2021 August 31, 2022 June 11, 2021 Why are more than 300 people in the US still dying from COVID every week? June 19, 2024 May 24, 2025 December 22, 2023 July 2, 2021 COVID rising in California. How bad will this summer be? January 23, 2024 July 28, 2025 August 12, 2021 December 22, 2023 All trademarks and logos displayed are the property of their respective owners. Their use here is for identification purposes only and does not constitute endorsement or affiliation. 5

THE IMPACT OF COVID-19 APPEARS TO REACH PAST ACUTE INFECTION Beginning in 2021, the rate of American disability appears COVID-19 illness and restrictions appear to have a significant to increase. We believe COVID-19 could contribute to this impact on disruptions to cancer care. trend. References: 1. U.S. Bureau of Labor Statistics, Population - With a Disability, 16 Years and over [LNU00074597], retrieved from FRED, Federal Reserve Bank of St. Louis 2. JAMA Oncol. Published online July 17, 2025. All trademarks and logos displayed are the property of their respective owners. Their use here is for identification purposes only and does not constitute endorsement or affiliation. 6

AGENDA u COVID-19 u Landscape and Opportunity Next Steps 7

WE BELIEVE COVID-19 VACCINES DO NOT PROVIDE SUFFICIENT PROTECTION 1 Adults≥18 years by 2023–2024 COVID-19 Vaccine immunocompromise/ Adjusted Vaccine Effectiveness Against Hospitalization The 2023-24 Vaccine vaccination status/days since dose [%, (95% Confidence Interval)] Effectiveness (VE) estimate Immunocompromised data available for Immunocompromised (IC) 2023–2024 vaccine dose, ≥7 days 20% persons presented to ACIP 7–59 days earlier 36% (22–48) shows VE at max ~36% reduction in hospitalization 60–119 days earlier 23% (6-36) over the short term (when 120–179 days earlier 1% (-28–23) vaccine dose is given 7-59 1 days earlier) Non-immunocompromised 2023–2024 vaccine dose, ≥7 days 36% The CDC recommends IC 7–59 days earlier 51% (45–56) populations boost no more than every 2 months, or no 60–119 days earlier 42% (35–48) 2 more than 6 times per year 120–179 days earlier 15% (3–26) -60 -40 -20 0 20 40 60 80 100 CDC=U.S. Centers for Disease Control and Prevention; IC=immunocompromised. References: 1. FDA. Effectiveness of COVID-19 (2023-2024 Formula) vaccines, presented to the Advisory Committee on Immunization Practices (ACIP), October 2024. Accessed July 1, 2024. 2. CDC. Interim 2023-2024 COVID-19 Immunization Schedule for Persons 6 Months of Age and Older. Accessed July 19, 2024. https://www.cdc.gov/acip/downloads/slides-2024-10-23-24/04-COVID-Link-Gelles-508.pdf 8

MONOCLONAL ANTIBODIES HAVE BEEN SHOWN TO ROBUSTLY PROTECT PEOPLE FROM GETTING SICK WITH COVID-19

Adintrevimab[1*]	Tixagevimab+cilgavimab ("Evusheld")[2*]	Pemivibart[3,4*]
EVADE	PROVENT	CANOPY
71% reduction*	**77% reduction***	**84-94% reduction***
in risk of symptomatic COVID-19	**in risk of symptomatic COVID-19**	**in risk of symptomatic COVID-19** through days 180 and 90, respectively, in ordinary Americans*

*Figures provided represent relative risk reduction versus placebo in immunocompetent cohort

References: 1. Ison MG, et al. *Open Forum Infect Dis*. 2023 Jun 13;10(7):ofad314. **2.** Levin MJ, et al. *N Engl J Med*. 2022;386(23):2188-2200. **3.** Invivyd. Data on File. **4.** Symptomatic COVID-19 event collection in the CANOPY clinical trial is an exploratory endpoint and not part of the primary immunobridging endpoint of the CANOPY clinical trial.

Adintrevimab is an investigational monoclonal antibody that has not been approved for use by any regulatory authorities; the safety and efficacy of adintrevimab have not been established. No head-to-head clinical trials have been conducted between adintrevimab, pemivibart, and/or tixagevimab+cilgavimab, and comparative conclusions cannot be made between antibodies.

INVIVYD 9

OUR PROPRIETARY PLATFORM IS DESIGNED TO ADDRESS EVOLUTION AND BROAD MEDICAL NEED Rapid mAb Engineering Rapid, Compact Studies Commercial Opportunity • Multiple profiles anticipated to be generated for specific • Privileged epitopes • Compact clinical programs to molecules and use cases • Rapid affinity maturation evaluate mAbs expected to rapidly • We intend to consider diverse generate data for treatment and • Surveillance-informed metrics for routes of administration prevention use cases greater variation resistance (e.g., IV, IM, SC) for future mAb candidates • Goal to scale like vaccination IM=intramuscular; IV=intravenous; mAb=monoclonal antibody; SC=subcutaneous 10

PIPELINE Potential expansion beyond 2026-2027: HBV/HDV and Lyme HBV=hepatitis B virus; HDV=hepatitis D virus; RSV=respiratory syncytial virus. 11 All monoclonal antibodies listed are investigational therapies and have not been approved for use by any regulatory authority.

PEMGARDA AUTHORIZED VIA EUA FOR THE PREVENTION OF COVID-19 FOR CERTAIN IMMUNOCOMPROMISED PERSONS

1 EMERGENCY USE AUTHORIZATION FOR PEMGARDA

The U.S. Food and Drug Administration (FDA) has issued an Emergency Use Authorization (EUA) for the emergency use of the unapproved product PEMGARDA (pemivibart) for the pre-exposure prophylaxis of coronavirus disease 2019 (COVID-19) in adults and adolescents (12 years of age and older weighing at least 40 kg):

- Who are not currently infected with SARS-CoV-2 and who have not had a known recent exposure to an individual infected with SARS-CoV-2 **and**
- Who have moderate-to-severe immune compromise due to a medical condition or receipt of immunosuppressive medications or treatments **and** are unlikely to mount an adequate response to COVID-19 vaccination.


NDC 81960-031-03
Rx only
PEMGARDA
(pemivibart) injection
500 mg/4 mL (125 mg/mL)
For use under Emergency Use Authorization (EUA).
For Intravenous Infusion only.
Refer to the FDA-authorized Fact Sheet for detailed instructions on dosage and administration.
INVIVYD

Please see below

PEMGARDA has not been approved but has been authorized for emergency use by the FDA under an emergency use authorization (EUA), for pre-exposure prophylaxis of COVID-19 in certain adults and adolescents (12 years of age and older weighing at least 40 kg) with moderate-to-severe immune compromise.

Pre-exposure prophylaxis with PEMGARDA is not a substitute for vaccination in individuals for whom COVID-19 vaccination is recommended. Individuals for whom COVID-19 vaccination is recommended, including individuals with moderate-to-severe immune compromise who may derive benefit from COVID-19 vaccinations, should receive COVID-19 vaccination. In individuals who have recently received a COVID-19 vaccine, PEMGARDA should be administered at least 2 weeks after vaccination.

The emergency use of PEMGARDA is only authorized for the duration of the declaration that circumstances exist justifying the authorization of the emergency use of drugs and biological products during the COVID-19 pandemic under Section 564(b)(1) of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 360bbb-3(b)(1), unless the declaration is terminated or authorization is revoked sooner. PEMGARDA is authorized for use only when the combined national frequency of variants with substantially reduced susceptibility to PEMGARDA is less than or equal to 90%, based on available information including variant susceptibility to PEMGARDA and national variant frequencies.

For additional information, please see the PEMGARDA full product Fact Sheet for Healthcare Providers, including Important Safety Information and Boxed Warning.

Reference: PEMGARDA [Fact Sheet for Healthcare Providers]. Invivyd; May 2025.

INVIVYD 12

VYD2311 DESIGNED TO BE A HIGH POTENCY, LONG HALF LIFE MONOCLONAL ANTIBODY FOR COVID-19 Our next-generation mAb, VYD2311, designed to improve upon biophysical properties (potency, half-life) Development: Awaiting Pivotal Trial; low dose IM dosing possible • First-in-human (FIH) trial complete • Observed IM half-life of 76 days • Attractive safety profile demonstrated at high doses (well beyond target clinical dose), including: − 2g and 4.5g infusions (IV) − 1g intramuscular (IM) − 1.25g subcutaneous (SC) IM=intramuscular; IV=intravenous; SC = subcutaneous; mAb=monoclonal antibody Reference: Invivyd. Data on File. 13 13

CLINICAL DATA ALLOWS RATIONAL DOSE SELECTION; VYD2311 PIVOTAL PROTOCOL UNDER DEVELOPMENT

Yalcin et al, medRxiv[1]

Figure 2: **Time-varying Proportional Hazards Cox Model Efficacy Prediction Curves for Prevention of COVID-19**



Predicted Clinical Efficacy
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
1
10
100
500
1000
10000
Calculated sVNA
Cohort
IC
non-IC

Efficacy and titer data from CANOPY Cohorts A (IC) and B (non-IC) were applied to a time-varying proportional hazards Cox model to generate an efficacy prediction curve. Blue dashed lines highlight the estimated efficacy for IC and non-IC populations at an sVNA level of 500.

Schmidt et al, Science Translational Medicine[2]



Reported protection against symptomatic COVID-19 (%)
100
90
80
70
60
50
40
30
20
10
0
10
29
100
1000
10,000
Geo. mean serum neutralizing titer ($FRNT_{50}$)
AZD1222/WT (2nd dose + 14–28 days)
AZD1222/Alpha (2nd dose + 14–28 days)
AZD1222/Gamma (2nd dose + 14–28 days)
AZD1222/Delta (2nd dose + 14–28 days)
AZD1222/Omicron (2nd dose + 28 days)
BNT162b2/WT (2nd dose + 7–17 days)
BNT162b2/Alpha (2nd dose + 7–17 days)
BNT162b2/Beta (2nd dose + 7–17 days)
BNT162b2/Gamma (2nd dose + 7–17 days)
BNT162b2/Delta (2nd dose + 7–17 days)
BNT162b2/Delta (2nd dose + 180 days)
BNT162b2/Delta (3rd dose + 28 days)
BNT162b2/Omi BA.1 (2nd dose + 180 days)
BNT162b2/WT (1st dose + 28 days)
Adintrevimab/Omi BA.1/BA1.1 (300-mg dose + 28 days)
Adintrevimab/Omi BA.1/BA1.1 (300-mg dose + 60 days)
Adintrevimab/Omi BA.1/BA1.1 (300-mg dose + 90 days)
Adintrevimab/Delta (300-mg dose + 90 days)
Adintrevimab/Delta (300-mg dose + 180 days)

Fig. 4. Serum nAb titers are predictive of protection against symptomatic COVID-19. Reported median vaccine-induced serum neutralizing titers and normalized monoclonal antibody neutralizing titers (adintrevimab), measured in an authentic virus neutralization assay (*11*, *21*, *22*), are plotted against reported efficacy in phase 2/3 clinical trials or real-word vaccine effectiveness studies at the time points indicated in the legend (*23*–*37*). The brown solid line indicates the best fit of the nonlinear regression, and the yellow shading indicates 95% confidence intervals. Data points and error bars represent means ± SD. The neutralizing titer associated with 50% protection against symptomatic COVID-19 is indicated by a vertical dotted red line. Omi, Omicron; Geo., geometric.

References: 1. Yalcin, *et al.*, A statistical immune correlates of protection model for predicting efficacy from neutralizing antibody titers to establish immunobridging of monoclonal antibodies for prevention of COVID-19, medRxiv; **2.** Pete Schmidt *et al.,* Antibody-mediated protection against symptomatic COVID-19 can be achieved at low serum neutralizing titers. *Sci. Transl. Med.*15

INVIVYD 14

OUR GOAL: THE BEGINNING OF A NEW CATEGORY

	PEMGARDA	VYD2311 Target Product Profile
Status	EUA	**BLA**
Population	Mod / Severe IC	**Anyone**
Delivery	High dose IV, multi-hour follow up	**Low dose IM ("boop") at pharmacy / clinic**
Indication / Endpoint	Immunobridge	**"Protection from COVID"**
Protection	**84-94%**	**Similar**
Safety	High dose IV with associated hypersensitivity	**IM, excellent**

TIME TO GO BIG

- **COVID mAb: potential for equitable, instant, high, safe, natural, vaccine-free protection**
- Medical/social/political environment potentially primed for disruption of COVID vaccine
- Planned head-to-head safety demonstration to clearly distinguish COVID mAb from COVID vaccine
- PEMGARDA constraints removed for VYD2311 = **potential blockbuster**

EUA=Emergency Use Authorization; BLA=Biologics License Application; IC=immunocompromised; IV=intravenous; IM=intramuscular; mAb=monoclonal antibody

INVIVYD 15

GOAL: PROVIDE AMERICANS WITH A CHOICE FOR COVID-19 PROTECTION Monoclonal Antibody: COVID-19 Vaccine VYD2311 • Reactogenic • Not a vaccine • Myocarditis risk • Immunologically silent • Short duration of protection (weeks) • Natural, supplemental protection • Modest efficacy • Long duration of protection (months) • Was mandated • High efficacy (anticipated) • >35m doses administered in U.S. 2024 • Commercial launch quantities at-the-ready 16

INVIVYD IS ACTIVELY DRIVING TOWARD A SEISMIC SHIFT Rapid, efficient pathway unlocked to BLA submission for VYD2311 monoclonal antibody for COVID-19 prevention Invivyd makes minimally evolved molecular entity (“MEME”) monoclonal antibodies that are designed to minimize risk and have potential to enable efficient approval with a track record of predictable data from one molecule to the next (adintrevimab -> pemivibart -> VYD2311 -> VYD25xy …) Consistent data, consistent molecular structures, technical excellence, and better educating consumers on prevention = unlock of a new field of medicine: protective antibodies for whomever wants them, if approved 17

RESPIRATORY SYNCYTIAL VIRUS (RSV) DISCOVERY

- Well-developed mAb medical category devoted to prevention of RSV in neonates and children <24 months
- Current key molecules:
  - Pavilizumab (1998) - AstraZeneca
  - Nirsevimab (2023) - Sanofi
  - Clesrovimab (2025 expected) - Merck
- Opportunity to deploy Invivyd technology to create a best-in-class profile along one or more dimensions:
  - Neutralizing Potency (correlates to LRTI prevention rate)
  - Half-life
  - Barrier to resistance
- Company anticipates providing an update on the identification of an RSV candidate in Q3 2025

Fusion Protein Trimer



Site Ø
Site V
Site II
Site III
Site IV
Site I
Pre-fusion F trimer
Site II
Site III
Site IV
Site I
Post-fusion F trimer

Pantaleo Nat Rev Drug Dis 2022

LRTI = Lower Respiratory Tract Infection

INVIVYD 18

MEASLES (RUBEOLA) VIRUS DISCOVERY • Despite highly effective vaccines, U.S. herd 2 Measles (MeV) Spectrum of Clinical Disease immunity against measles is at risk Multiple Points of Intervention • Multiple circulating strains make measles an attractive target for Invivyd technology • mAb envisioned to be optimized for neutralizing potency across circulating variants, half-life, and other biophysical properties 1 • Potential clinical use cases in treatment, PEP , and PrEP across a variety of at-risk populations • Goal is to identify a pre-clinical measles mAb candidate in 2025 • Progress update expected by end of 2025 1 PEP = Post-Exposure Prophylaxis 2 Reference: Invivyd. Data on File. 19

AGENDA u COVID-19 u Landscape and Opportunity u Next Steps 20

AIMING FOR A DISRUPTION OF COVID-19 LANDSCAPE WHILE ADVANCING SELECT PIPELINE OPPORTUNITIES Design and align on pivotal clinical trial plan for PEMGARDA base business growing; informing pediatrics: potential for high-yield commercial commercial planning and supporting market focus (blockbuster Beyfortus® in pediatric RSV, preparation towards future portfolio growth but for COVID) Aiming for a disruption of COVID landscape Advance select pipeline opportunities 2026-2027 and beyond (2024: >35m vaccine balancing spend with cost of equity capital doses in U.S. = $3B+ revenue) Begin P2/3 VYD2311 clinical trial design and execution planning immediately for rapid finalization with global regulators All trademarks and logos displayed are the property of their respective owners. Their use here is for identification purposes only and does not constitute endorsement or affiliation. 21

WHAT DO WE ENVISION BEYOND 2026-2027? VYD25XY Series mAbs Expansion Additional diseases and indications that Option for lower dose IM; align with overall strategy subcutaneous; plan for similar rapid consideration development • RSV (aim for better fast-follower to • Home / on-demand administration. Create Beyfortus® and Enflonsia – estimated $3b WW low barrier patient choice and convenience for market in 2027*) appointment style prophylaxis (weddings, • Measles travel, post-exposure, etc.) • Lyme • HIMS / HERS style consumer focus, with overlay of ACIP central recommendation • Others under consideration * Reference: Cowen Therapeutic Category Outlook October 2024 All trademarks and logos displayed are the property of their respective owners. Their use here is for identification purposes only and does not constitute endorsement or affiliation. 22

ENABLE SHIFT IN INFECTIOUS DISEASE PREVENTION TO BEGIN TO REBUILD TRUST IN AMERICAN HEALTHCARE THROUGH CHOICE AND NATURAL IMMUNE SUPPORT Move Away From: Move Toward: • Addressing public health crisis of distrust in • COVID-19 vaccine-only approach to American healthcare prevention • Individual choice on accessing instant • Central / paternal public health posture protection (mandate) • Supra-physiologic protection • Limitation imposed by human immune systems • Natural supplemental immune support through mAbs • mRNA / adjuvanted / pathogen-centric platforms • Massive disruption of the COVID-19 vaccine market 23

FINANCIALS • Q2 2025 PEMGARDA® (pemivibart) net product revenue of $11.8 million • Continued execution of financial discipline and reduction of operating expenses – $26.2 million in Q2 2025 vs. $27.4 million in Q1 2025 and $32.3 million in Q4 2024 • Ended Q2 2025 with approximately $34.9 million in cash and cash equivalents • Entered into $30 million milestone-based loan facility with Silicon Valley Bank (“SVB”) in April 2025 • Goal of near-term profitability (1H 2025) was not met, but remains possible with the upcoming respiratory virus season expected to contribute to topline and planned continued moderation of operating loss • Well-insulated from potential tariffs and most-favored-nation impact on PEMGARDA 24 Source: Invivyd. Data on File.